John Hancock Investment Trust

John Hancock Disciplined Value International Fund (the “fund”)

Supplement dated June 26, 2019 to the current Prospectus, as may be supplemented

Effective July 1, 2019, the “Annual fund operating expenses” table and the “Expense example” table in the “Fund summary” section are amended and restated as follows to reflect that the Rule 12b-1 fee rate for Class A shares of the fund is reduced:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A		C	I	R2	R4		R6
Management fee	0.81		0.81	0.81	0.81	0.81		0.81
Distribution and service (Rule 12b-1) fees	0.25	[1]	1.00	0.00	0.25	0.25		0.00
Other expenses
Service plan fee	0.00		0.00	0.00	0.25	0.10	[2]	0.00
Additional other expenses	0.20		0.20	0.21	0.10	0.10		0.10	[3]
Total other expenses	0.20		0.20	0.21	0.35	0.20		0.10
Total annual fund operating expenses	1.26		2.01	1.02	1.41	1.26		0.91
Contractual expense reimbursement[4]	–0.02		–0.02	–0.04	–0.02	–0.12	[5]	–0.03
Total annual fund operating expenses after expense reimbursements	1.24		1.99	0.98	1.39	1.14		0.88

1 Distribution and service (Rule 12b-1) fees have been restated to reflect the Rule 12b-1 plan fee schedule effective July 1, 2019.

2 "Service plan fee" has been restated to reflect maximum allowable fees.

3 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

4 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.88% of average daily net assets of the fund, and expenses of Class I and Class R6 shares exceed 0.98% and 0.88%, respectively, of average daily net assets attributable to the class. For purposes of these agreements, "expenses of the fund" means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense and "expenses of Class I and Class R6 shares" means expenses of the fund plus class-specific expenses. Each agreement expires on February 29, 2020, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund's reimbursement amounted to 0.01% of the fund's average daily net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

5 The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on February 29, 2020, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R2	R4	R6
Shares		Sold	Not Sold
1 year	620	302	202	100	142	116	90
3 years	878	629	629	321	444	388	287
5 years	1,155	1,081	1,081	559	769	680	501
10 years	1,945	2,336	2,336	1,244	1,689	1,512	1,117

In addition, effective July 1, 2019, the second bullet under the “Class A shares” heading in the “CLASS COST STRUCTURE” subsection of the “Your account” section is amended and restated as follows:

•	Distribution and service (Rule 12b-1) fees of 0.25%

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

John Hancock Investment Trust

John Hancock Disciplined Value International Fund (the “fund”)

Supplement dated June 26, 2019 to the current Statement of Additional Information (SAI), as may be supplemented

Effective July 1, 2019, the fifth paragraph of the “DISTRIBUTION AGREEMENTS” section is amended and restated as follows to reflect that the Rule 12b-1 fee rate for Class A shares of the fund is reduced:

The Board has adopted distribution plans with respect to each class of shares (other than Class I, Class NAV, and Class R6 shares) pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, a Fund may pay distribution and service fees at an aggregate annual rate of up to 0.30% (0.25% for Classic Value Fund, Disciplined Value International Fund, ESG All Cap Core Fund, ESG International Equity Fund, ESG Large Cap Core Fund, Fundamental Large Cap Core Fund, Global Focused Strategies Fund, Small Cap Core Fund, and U.S. Global Leaders Growth Fund) for Class A shares, 1.00% for Class B and Class C shares, 0.50% for Class R1 shares, 0.25% for Class R2 shares, 0.50% for Class R3 shares, 0.25% for Class R4 shares, and 0.00% for Class R5 shares of the Fund’s average daily net assets attributable to shares of the respective class of shares. However, the service portion of the Rule 12b-1 fees will not exceed 0.25% of a Fund’s average daily net assets attributable to each class of shares.

You should read this Supplement in conjunction with the SAI and retain it for future reference.